UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2004 (May 5, 2004)

KYZEN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Tennessee

(State or Other Jurisdiction of Incorporation)

000-26434	87-0475115

(Commission File Number)	(IRS Employer Identification Number)

430 Harding Industrial Blvd., Nashville, TN	37211

(Address of Principal Executive Offices)	(Zip Code)

(615) 831-0888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

SIGNATURES
EXHIBIT INDEX
Press Release issued on May 5, 2004 by Kyzen Corp.

Item 7.      Financial Statements and Exhibits.

(c) The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release issued on May 5, 2004 by Kyzen Corporation

Item 12.      Results of Operations and Financial Condition.

A copy of Kyzen’s May 5, 2004 press release announcing the results of the three months ended March 31, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYZEN CORPORATION

Date: May 6, 2004	By:	/s/ Kyle J. Doyel Kyle J. Doyel Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on May 5, 2004 by Kyzen Corporation

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